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                                                                   EXHIBIT 10.30


                    AMENDMENT NO. 2 and CONSENT thereto dated as of February 6,
               1998 (this "Amendment") to the SECURITY AGREEMENT dated as of October 17, 1996, as amended and restated as of August 7, 1997, as further amended as of December 30, 1997 (as it may be further amended or modified from time to time, the "Security Agreement"), among RYDER TRS, INC., a Delaware corporation, as borrower ("TRS"), each subsidiary of TRS listed on Schedule I hereto (each such subsidiary, individually, a "Guarantor" and, collectively, the "Guarantors"; such Guarantors, together with TRS, collectively, the "Grantors") and CITICORP USA, INC., a Delaware corporation, as collateral agent ("Citicorp" or the "Collateral Agent") for the Secured Parties.


          WHEREAS TRS, as borrower, has entered into that certain Credit Agreement dated as of October 17, 1996, as amended and restated as of August 7, 1997, as further amended as of December 30, 1997 (as it may be further amended or modified from time to time, the "Credit Agreement") among TRS, the lenders from time to time party thereto (the "Lenders"), The Chase Manhattan Bank, as documentation agent, and Citicorp, as administrative agent for the Lenders and as collateral agent;

          WHEREAS, contemporaneously with the execution and delivery of the Credit Agreement, the parties hereto entered into the Security Agreement for the purpose of securing the payment and performance of the Obligations; and

          WHEREAS, TRS, the Collateral Agent and the Required Lenders desire to amend Section 6.04 of the Security Agreement as set forth in this Amendment.


          NOW THEREFORE, in consideration of the foregoing premises and the agreements, provisions and covenants set forth herein, the parties hereto hereby agree, subject to the terms and conditions set forth below, as follows:

          SECTION 1.  Defined Terms.  Unless the context requires a different
                      --------------
meaning, capitalized terms used herein but not defined herein shall have the respective meanings assigned to such terms in the Credit Agreement or the Security Agreement, as appropriate.

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          SECTION 2.  Amendment of the Security Agreement. Section 6.04(a) of
                      ------------------------------------
the Security Agreement is hereby amended pursuant to Section 8.08(b) of the Security Agreement to extend the operative deadline of such provision to August 10, 1998, such that the last sentence of Section 6.04(a) is hereby amended and restated to read in its entirety as follows:

     "Notwithstanding the foregoing, until August 10, 1998 the Title Documentation for such Vehicle may be maintained and processed by Authorized Employees (who may be employees of the Seller) in the same manner and at the same location used immediately prior to the date hereof by the Seller for such purposes, provided that (i) such Titling
                                      --------
     Documentation shall be maintained in fireproof file cabinets that shall be locked when not in use by Authorized Employees and (ii) the Collateral Agent shall be given a copy of the keys to such file cabinets."

          SECTION 4.  Headings.  Section headings used herein are for
                      --------
convenience of reference only, are not part of this Amendment and are not to effect the construction of, or to be taken into consideration in interpreting, this Amendment.

          SECTION 5.   Governing Law.  This Amendment shall be construed in
                       --------------
accordance with the laws of the State of New York without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

          SECTION 6.  Effectiveness of this Amendment. This Amendment shall
                      --------------------------------
become effective as of the date first above written when this Amendment shall have been executed by each of the parties hereto.

          SECTION 7.  Counterparts.  (a) This Amendment may be executed in
                      -------------
separate counterparts, each of which when so executed and delivered shall constitute an original, to become effective as provided in Section 6 hereof.

          (b) Delivery of an executed counterpart of this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart of this Amendment.

          SECTION 8.  Full Force and Effect.  Except as expressly amended
                      ----------------------
hereby, the Security Agreement shall remain in full force and effect.

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          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

                                  RYDER TRS, INC.,

                                    by /s/ STEVEN R. DAVISON
                                    ----------------------------
                                      Name: Steven R. Davison
                                      Title: Vice President and Treasurer


                                  CITICORP USA, INC., as
                                  Collateral Agent,

                                    by /s/ SHAPLEIGH SMITH
                                  ----------------------------
                                      Name: Shapleigh Smith
                                      Title: Vice President


                                  CORESTATES BANK, N.A.,

                                    by /s/ CHRISTOPHER J. CALABRESE
                                  ------------------------------------
                                      Name: Christopher J. Calabrese
                                      Title: Senior Vice President


                                  SOCIETE GENERALE,

                                    by /s/ RICHARD M. LEWIS
                                  ----------------------------
                                      Name: Richard M. Lewis
                                      Title: Vice President

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                                                                      SCHEDULE I
                                   GUARANTORS

Name                                    Address for all Guarantors
--------------------------------------  --------------------------------------

Ryder Truck Rental-One Way, Inc.        1560 Broadway
Ryder Relocation Services, Inc.         Suite 1800
The Move Shop, Inc.                     Denver, CO 80202

Ryder Move Management, Inc.             8669 N.W. 36th Street
                                        Miami, FL 33166

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